UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 __________________________________________________
FORM 8-K
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CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 4, 2021
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VICI Properties Inc.
(Exact Name of Registrant as Specified in its Charter)
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Maryland	001-38372	81-4177147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
535 Madison Avenue, 20th Floor
New York, New York 10022
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 949-4631

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	VICI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.
On August 4, 2021, VICI Properties Inc., a Maryland corporation (the “Company”), issued a press release announcing, among other things, the execution of a Master Transaction Agreement (the “Master Transaction Agreement”) dated August 4, 2021, by and among the Company, MGM Growth Properties LLC, a Delaware limited liability company (“MGP”), MGM Growth Properties Operating Partnership LP, a Delaware limited partnership (“MGP OP”), VICI Properties LP, a Delaware limited partnership (“Existing VICI OP”), Venus Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of Existing VICI OP (“REIT Merger Sub”), VICI Properties OP LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of the Company (“New VICI Operating Company”), and MGM Resorts International, a Delaware corporation (“MGM”), pursuant to which, among other things, MGP will merge with and into REIT Merger Sub, with REIT Merger Sub surviving the merger (the “REIT Merger”), and immediately thereafter REIT Merger Sub will merge with and into MGP OP, with MGP OP surviving the merger (the “Partnership Merger” and together with the REIT Merger, the “Mergers”). On the closing date of the Mergers, (i) all of the limited partnership units of MGP OP held by MGM and certain of its subsidiaries will be converted into newly issued limited liability company units of New VICI Operating Company, which will serve as a new operating company for the Company, and (ii) following such conversion, New VICI Operating Company will redeem a majority of the newly issued limited liability company units of New VICI Operating Company held by MGM and/or certain of its subsidiaries for total cash consideration of approximately $4.4 billion. MGM and/or such subsidiaries will retain approximately 12 million units in New VICI Operating Company. A copy of the press release is furnished as Exhibit 99.1 hereto, and the full text of such press release is incorporated herein by reference.
On August 4, 2021, the Company posted a transaction presentation to the Company’s website at https://investors.viciproperties.com related to the transactions contemplated by the Master Transaction Agreement. The presentation provides information on the Company, MGP and MGM and an overview of the strategic rationale for the transaction. The presentation is attached hereto as Exhibit 99.2.
The foregoing information in Item 7.01 hereto, including the press release attached hereto as Exhibit 99.1 and the transaction presentation attached hereto as Exhibit 99.2, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act regardless of any general incorporation language in such filing.
Forward Looking Statements
This Current Report on Form 8-K, including the materials incorporated herein by reference, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act, with respect to the proposed transaction described herein, including statements regarding the anticipated benefits of the transaction, the anticipated timing of the transaction and the markets of each company. These forward-looking statements generally are identified by the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.
Currently, one of the most significant factors that could cause actual outcomes to differ materially from our forward-looking statements is the impact of the COVID-19 pandemic on the Company’s, MGP’s and each company’s respective tenants’ financial condition, results of operations, cash flows and performance. The extent to which the COVID-19 pandemic continues to adversely affect each company’s tenants, and ultimately impacts each company’s business and financial condition, depends on future developments which cannot be predicted with confidence. Many additional factors could cause actual future events and results to differ materially from the forward-looking statements, including but not limited to: (i) the possibility that the Company stockholders do not approve the proposed transaction or that other conditions to the closing of the proposed transaction are not satisfied or waived at all or on the anticipated timeline, (ii) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction, (iii) the risk that MGP’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected, (iv) unexpected costs or liabilities relating to the proposed transaction, (v) potential litigation relating to the proposed transaction that could be instituted against the Company or MGP or their respective directors or officers and the resulting expense or delay, (vi) the risk that disruptions caused by or relating to the proposed transaction will harm the Company’s or MGP’s business, including current plans and operations, (vii) the ability of the Company or MGP to retain and hire key personnel, (viii) potential adverse reactions by tenants or other business partners or changes to business relationships, including joint ventures, resulting from the announcement or completion of the proposed transaction, (ix) risks relating to the market value of the Company’s common stock to be issued in the proposed transaction, (x) risks associated with third-party contracts containing consent and/or other provisions that may be triggered by the proposed transaction, (xi) the impact of public health crises, such as pandemics (including the COVID-19 pandemic) and epidemics and any related company or government policies and actions intended to protect the health and safety of individuals or government policies or actions intended to maintain the functioning of national or global economies and markets, (xii) general economic and market developments and conditions, (xiii) restrictions during the pendency of the proposed transaction or thereafter that may impact the Company’s or MGP’s ability to pursue certain business opportunities or strategic transactions, (xiv) either company’s ability to maintain its status as a real estate investment trust for U.S. federal income tax purposes, and (xv) the occurrence of any event, change or other circumstances that could give rise to the termination of the Master Transaction Agreement relating to the proposed transaction. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of the Company and MGP described in the “Risk Factors” section of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by either of them from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Investors are cautioned to interpret many of the risks identified in the “Risk Factors” section of these filings as being heightened as a result of the ongoing and numerous adverse impacts of the COVID-19 pandemic. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company and MGP assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. Neither the Company nor MGP gives any assurance that either company will achieve its expectations.
Additional Information about the Proposed Transaction and Where to Find It
This Current Report on Form 8-K relates to a proposed transaction between the Company and MGP. In connection with the Mergers, the Company intends to file with the SEC a registration statement on Form S-4 that will include a proxy statement of the Company and that also constitutes a prospectus of the Company and information statement of MGP. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/INFORMATION STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.
Investors and security holders may obtain free copies of these documents, when they become available, and other documents filed with the SEC at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by the Company by contacting VICI Properties Investor Relations at Investors@viciproperties.com or (646) 949-4631. Investors and security holders may obtain free copies of the documents filed with the SEC by MGP by contacting MGP Investor Relations at IR@mgmgrowthproperties.com or (702) 669-1470.
Participants in the Solicitation
The Company and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of the Company is available in the Company’s proxy statement for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on March 15, 2021. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement/information statement/prospectus and other relevant materials filed with the SEC regarding the Mergers when they become available. Investors should read the definitive proxy statement/information statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the Company using the sources indicated above.
No Offer or Solicitation
This Current Report on Form 8-K and the information contained herein shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.
(d)     Exhibits

Exhibit No.	Description
99.1	Press Release, dated August 4, 2021

99.2	Transaction Presentation, dated August 4, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICI PROPERTIES INC.
Date: August 4, 2021	By:	/s/ SAMANTHA S. GALLAGHER
Samantha S. Gallagher
Executive Vice President, General Counsel and Secretary